SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                            Form 8-K

                         CURRENT REPORT

            Pursuant to Section 13 or 15(d) of the
               Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 15, 1999



                       EATON CORPORATION
--------------------------------------------------------------------
     (Exact name of registrant as specified in its charter)

      Ohio                    1-1396                 34-0196300
-----------------          ------------          -------------------
(State or other            (Commission           (I.R.S. Employer
 jurisdiction of            File Number)          Identification No.)
 incorporation)


              Eaton Center
            Cleveland, Ohio                             44114
----------------------------------------         -------------------
(Address of principal executive offices)              (Zip Code)


                           (216) 523-5000
                   -----------------------------
                   Registrant's telephone number,
                        including area code

Item 5.    Other Events
           ------------

Included in this report are 1) unaudited restated historical business segment information of Eaton Corporation (Eaton or the Company) for each year in the five-year period ended December 31, 1998, and the first quarter of 1999, 2) unaudited pro forma combined business segment information for 1998 and the first quarter of 1999 reflecting Eaton's acquisition of Aeroquip-Vickers, Inc. (A-V), and 3) the press release on July 13, 1999 announcing the sale of Engineered Fasteners.


1) UNAUDITED RESTATED HISTORICAL BUSINESS SEGMENT INFORMATION OF EATON

Due to the recent acquisition of A-V, and the previously announced planned divestitures of the Fluid Power, Engineered Fasteners and Vickers Electronics Systems divisions, the Company has realigned its business segment reporting. Principal changes include: Hydraulics and Other Components has been renamed Fluid Power and Other Components and will include the operating results of A-V; Aerospace Controls has been reclassified from Industrial and Commercial Controls to Fluid Power and Other Components; the Trucking Information Systems Division and Eaton VORAD have been reclassified from Automotive Components to Truck Components; and the operating results of the Fluid Power and Engineered Fasteners divisions, included in Automotive Components and Hydraulics and Other Components, respectively, have been reclassified to divested operations. Prior periods have been reclassified to conform to the current presentation.

                       EATON CORPORATION
       RESTATED HISTORICAL BUSINESS SEGMENT INFORMATION
      SUMMARY OF NET SALES, OPERATING SEGMENT PROFIT AND
        RECONCILIATIONS TO INCOME BEFORE INCOME TAXES

                                             YEARS ENDED DECEMBER 31
                                    ----------------------------------------
(Millions)                          1998     1997     1996     1995     1994
                                    ----     ----     ----     ----     ----
NET SALES
Automotive Components             $1,741   $1,601   $1,560   $1,436   $1,120
Fluid Power & Other Components       681      657      587      582      524
Industrial & Commercial Controls   2,145    2,091    1,956    1,847    1,684
Semiconductor Equipment              267      459      446      383      213
Truck Components                   1,478    1,177      916    1,026      918
                                  ------   ------   ------   ------   ------
Total ongoing operations           6,312    5,985    5,465    5,274    4,459
Divested operations                  313    1,578    1,496    1,548    1,593
                                  ------   ------   ------   ------   ------
Total net sales                   $6,625   $7,563   $6,961   $6,822   $6,052
                                  ======   ======   ======   ======   ======

OPERATING PROFIT
Automotive Components             $  198   $  191   $  170   $  149   $  120
Fluid Power & Other Components       117      123      109      115       86
Industrial & Commercial Controls     140      182      149      134      129
Semiconductor Equipment             (123)      29       60       76       40
Truck Components                     201      149       57      175      166
                                  ------   ------   ------   ------   ------
Total ongoing operations             533      674      545      649      541

Divested operations                   49      150       76       79       91
Amortization of certain intangible
  assets                             (67)     (48)     (41)     (34)     (29)
Purchased in-process R&D                      (85)
Interest expense - net               (88)     (79)     (79)     (81)     (76)
Gain on sales of businesses           43       91
Corporate & other - net               15      (35)     (16)     (21)     (39)
                                  ------   ------   ------   ------   ------
Income before income taxes        $  485   $  668   $  485   $  592   $  488
                                  ======   ======   ======   ======   ======

Segment operating profit was reduced by the following restructuring charges
Automotive Components             $   12   $   12   $   10
Fluid Power & Other Components         1        1        4
Industrial & Commercial Controls      28        6        3
Semiconductor Equipment               43        1        2
Truck Components                      17        4       16

The operating results above do not include the historical results of A-V. Divested operations includes the Fluid Power and Engineered Fasteners divisions which the Company expects to divest in the second half of 1999.

                       EATON CORPORATION
       RESTATED HISTORICAL BUSINESS SEGMENT INFORMATION
      SUMMARY OF NET SALES, OPERATING SEGMENT PROFIT AND
        RECONCILIATIONS TO INCOME BEFORE INCOME TAXES

                                  1999                    1998
                                 -----    -------------------------------------
(Millions)                       QTR.1    QTR.4   QTR.3   QTR.2   QTR.1   TOTAL
                                 -----    -----   -----   -----   -----   -----
NET SALES
Automotive Components           $  478   $  451  $  412  $  436  $  442  $1,741
Fluid Power & Other Components     159      155     168     180     178     681
Industrial & Commercial Controls   512      524     559     553     509   2,145
Semiconductor Equipment             57       47      48      93      79     267
Truck Components                   382      358     368     378     374   1,478
                                ------   ------  ------  ------  ------  ------
Total ongoing operations         1,588    1,535   1,555   1,640   1,582   6,312
Divested operations                 73       71      65      72     105     313
                                ------   ------  ------  ------  ------  ------
Total net sales                 $1,661   $1,606  $1,620  $1,712  $1,687  $6,625
                                ======   ======  ======  ======  ======  ======

OPERATING PROFIT
Automotive Components           $   62   $   51  $   41  $   54  $   52  $  198
Fluid Power & Other Components      22       22      26      35      34     117
Industrial & Commercial Controls    27       28      44      46      22     140
Semiconductor Equipment            (12)     (30)    (71)     (8)    (14)   (123)
Truck Components                    60       38      50      61      52     201
                                ------   ------  ------  ------  ------  ------
Total ongoing operations           159      109      90     188     146     533

Divested operations                 15       11       8      14      16      49
Amortization of certain intangible
  assets                           (17)     (19)    (16)    (16)    (16)    (67)
Interest expense - net             (21)     (21)    (23)    (23)    (21)    (88)
Gain on sales of businesses                                          43      43
Corporate & other - net            (13)      10      20      (2)    (13)     15
                                ------   ------  ------  ------  ------  ------
Income before income taxes      $  123   $   90  $   79  $  161  $  155  $  485
                                ======   ======  ======  ======  ======  ======

Segment operating profit was reduced by the following restructuring charges
Automotive Components                    $    5          $   (1) $    8  $   12
Fluid Power & Other Components                1                               1
Industrial & Commercial Controls             13                      15      28
Semiconductor Equipment                       2  $   42      (1)             43
Truck Components                              8              (1)     10      17

The operating results above do not include the historical results of A-V. Divested operations includes the Fluid Power and Engineered Fasteners divisions which the Company expects to divest in the second half of 1999.

                       EATON CORPORATION
       RESTATED HISTORICAL BUSINESS SEGMENT INFORMATION
      SUMMARY OF NET SALES, OPERATING SEGMENT PROFIT AND
        RECONCILIATIONS TO INCOME BEFORE INCOME TAXES

                                                          1997
                                          -------------------------------------
(Millions)                                QTR.4   QTR.3   QTR.2   QTR.1   TOTAL
                                          -----   -----   -----   -----   -----
NET SALES
Automotive Components                    $  402  $  382  $  412  $  405  $1,601
Fluid Power & Other Components              164     163     170     160     657
Industrial & Commercial Controls            522     546     527     496   2,091
Semiconductor Equipment                     143     131     107      78     459
Truck Components                            344     303     275     255   1,177
                                         ------  ------  ------  ------  ------
Total ongoing operations                  1,575   1,525   1,491   1,394   5,985
Divested operations                         359     406     418     395   1,578
                                         ------  ------  ------  ------  ------
Total net sales                          $1,934  $1,931  $1,909  $1,789  $7,563
                                         ======  ======  ======  ======  ======

OEPRATING PROFIT
Automotive Components                    $   41  $   42  $   55  $   53  $  191
Fluid Power & Other Components               28      31      34      30     123
Industrial & Commercial Controls             40      56      48      38     182
Semiconductor Equipment                      11      14       4              29
Truck Components                             54      37      32      26     149
                                         ------  ------  ------  ------  ------
Total ongoing operations                    174     180     173     147     674

Divested operations                          32      38      45      35     150
Amortization of certain intangible
  assets                                    (15)    (13)    (10)    (10)    (48)
Purchased in-process R&D                            (85)                    (85)
Interest expense - net                      (22)    (20)    (19)    (18)    (79)
Gain on sales of businesses                  91                              91
Corporate & other - net                     (14)     (5)     (7)     (9)    (35)
                                         ------  ------  ------  ------  ------
Income before income taxes               $  246  $   95  $  182  $  145  $  668
                                         ======  ======  ======  ======  ======

Segment operating profit was reduced by the following restructuring charges
Automotive Components                    $   12                          $   12
Fluid Power & Other Components                1                               1
Industrial & Commercial Controls              6                               6
Semiconductor Equipment                       1                               1
Truck Components                              4                               4

The operating results above do not include the historical results of A-V. Divested operations includes the Fluid Power and Engineered Fasteners divisions which the Company expects to divest in the second half of 1999.

                       EATON CORPORATION
       RESTATED HISTORICAL BUSINESS SEGMENT INFORMATION
      SUMMARY OF NET SALES, OPERATING SEGMENT PROFIT AND
        RECONCILIATIONS TO INCOME BEFORE INCOME TAXES

                                                          1996
                                          -------------------------------------
(Millions)                                QTR.4   QTR.3   QTR.2   QTR.1   TOTAL
                                          -----   -----   -----   -----   -----
NET SALES
Automotive Components                    $  376  $  378  $  411  $  395  $1,560
Fluid Power & Other Components              141     139     151     156     587
Industrial & Commercial Controls            495     508     483     470   1,956
Semiconductor Equipment                     100      94     122     130     446
Truck Components                            222     233     236     225     916
                                         ------  ------  ------  ------  ------
Total ongoing operations                  1,334   1,352   1,403   1,376   5,465
Divested operations                         390     367     379     360   1,496
                                         ------  ------  ------  ------  ------
Total net sales                          $1,724  $1,719  $1,782  $1,736  $6,961
                                         ======  ======  ======  ======  ======

OEPRATING PROFIT
Automotive Components                    $   31  $   42  $   54  $   43  $  170
Fluid Power & Other Components               29      24      26      30     109
Industrial & Commercial Controls             36      42      37      34     149
Semiconductor Equipment                       1       8      25      26      60
Truck Components                             (5)     10      23      29      57
                                         ------  ------  ------  ------  ------
Total ongoing operations                     92     126     165     162     545

Divested operations                          25      20      16      15      76
Amortization of certain intangible
  assets                                    (12)    (14)     (6)     (9)    (41)
Interest expense - net                      (20)    (19)    (21)    (19)    (79)
Corporate & other - net                      (5)      2      (5)     (8)    (16)
                                         ------  ------  ------  ------  ------
Income before income taxes               $   80  $  115  $  149  $  141  $  485
                                         ======  ======  ======  ======  ======

Segment operating profit was reduced by the following restructuring charges
Automotive Components                    $    8          $    1  $    1  $   10
Fluid Power & Other Components                1  $    1       2               4
Industrial & Commercial Controls              2       1                       3
Semiconductor Equipment                       2                               2
Truck Components                             13       2       1              16

The operating results above do not include the historical results of A-V. Divested operations includes the Fluid Power and Engineered Fasteners divisions which the Company expects to divest in the second half of 1999.

2) UNAUDITED PRO FORMA COMBINED BUSINESS SEGMENT INFORMATION REFLECTING EATON'S ACQUISITION OF AEROQUIP-VICKERS, INC.

The following unaudited pro forma combined business segment information has been prepared by Eaton's management. This business segment information reflects Eaton's acquisition of Aeroquip-Vickers, Inc. (A-V), and combines for the indicated periods, the historical consolidated business segment information of Eaton and A-V, using the purchase method of accounting.

The unaudited pro forma combined business segment information reflects adjustments as if the acquisition had occurred at the beginning of the periods presented.

The pro forma business segment information includes preliminary estimates and assumptions which Eaton's management believes are reasonable. However, the pro forma results do not include any anticipated cost savings or other effects of the planned integration of Eaton and A-V. Therefore, the pro forma results are not necessarily indicative of the results which would have occurred if the business combination had been in effect on the dates indicated, or which may result in the future.

The pro forma business segment information has been prepared using the following facts and assumptions:

- Eaton acquires the common stock and common stock equivalents of A-V in exchange for a total cash payment of $1.623 billion.

- Eaton borrows $1.623 billion to finance the acquisition.

- The assets acquired and liabilities assumed of A-V are recorded at estimated fair values as determined by Eaton's management based on information currently available and on current tentative assumptions as to the future operations of A-V. Eaton will be obtaining independent appraisals of the fair values of the acquired property, plant and equipment, and identified intangible assets, and their remaining useful lives. Eaton will also be reviewing and determining the fair values of the other assets acquired and liabilities assumed. Accordingly, the allocation of the purchase price to the acquired assets and liabilities of A-V is subject to revision as a result of the final determination of appraised and other fair values.

The pro forma business segment results do not reflect the planned sale of Eaton's Engineered Fasteners and Fluid Power Divisions announced on March 25, 1999 or Vickers Electronic Systems (VES) announced on May 20, 1999, other than to classify these operations as divested operations. For 1998, Engineered Fasteners and Fluid Power reported net sales of $94 million and $189 million, respectively. VES, which had 1998 sales of $133 million, is a business that was acquired in the acquisition of A-V.

On July 13, 1999, Eaton announced it had signed a definitive agreement to sell the Engineered Fasteners business to TransTechnology Corporation for $173 million cash. The sale is expected to be completed by September 1, 1999. Although Eaton intends to complete the sales of the Fluid Power and VES businesses in 1999, no buyers have yet been identified, and, as a result, Eaton will not speculate on the sales price it might receive for the businesses. Proceeds from the sales of these businesses will be used to partially refinance the $1.623 billion cost of the acquisition of A-V.

The pro forma business segment information should be read in conjunction with the 1998 historical consolidated financial statements, and related notes, of Eaton, incorporated by reference from its Amended 1998 Form 10-K filed on May 11, 1999, and for the first quarter of 1999 incorporated by reference from its Form 10-Q filed on May 17, 1999. The pro forma business segment information should also be read in conjunction with the 1998 historical consolidated financial statements and schedule, and related notes, of A-V, incorporated by reference from Eaton's Amended
Form 8-K filed on May 11, 1999, and for the first quarter of 1999 incorporated by reference from Eaton's Form 8-K filed on June 21, 1999. Finally, the pro forma business segment information should be read in conjunction with the unaudited pro forma condensed financial statements reflecting Eaton's acquisition of A-V as of March 31, 1999 and December 31, 1998 incorporated by reference from Eaton's Form 8-K filed on June 21, 1999.

                       EATON CORPORATION
              PRO FORMA BUSINESS SEGMENT INFORMATION
          SUMMARY OF NET SALES, OPERATING SEGMENT PROFIT
         AND RECONCILIATIONS TO INCOME BEFORE INCOME TAXES

                                         THREE MONTHS ENDED MARCH 31, 1999
                                         ---------------------------------
                                                            PRO
                                           HISTORICAL     FORMA        PRO
                                          -------------  ADJUST-     FORMA
(Millions)                                EATON    A-V    MENTS   COMBINED
                                          -----   -----   -----   --------
NET SALES
Automotive Components                    $  478                     $  478
Fluid Power & Other Components              159  $  538  $  (27)a      670
Industrial & Commercial Controls            512                        512
Semiconductor Equipment                      57                         57
Truck Components                            382                        382
                                         ------  ------  ------     ------
Total ongoing operations                  1,588     538     (27)     2,099
Divested operations                          73              27 a      100
                                         ------  ------  ------     ------
Total net sales                          $1,661  $  538  $    0     $2,199
                                         ======  ======  ======     ======

OPERATING PROFIT
Automotive Components                    $   62                     $   62
Fluid Power & Other Components               22  $   37  $    3 a
                                                             (2)c
                                                              2 e
                                                            (16)j       46
Industrial & Commercial Controls             27                         27
Semiconductor Equipment                     (12)                       (12)
Truck Components                             60                         60
                                         ------  ------  ------     ------
Total ongoing operations                    159      37     (13)       183

Divested operations                          15              (3)a       12
Amortization of certain intangible
  assets                                    (17)             (3)f
                                                             (6)g      (26)
Interest expense - net                      (21)     (7)    (25)h      (53)
Corporate & other - net                     (13)    (12)     16 j       (9)
                                         ------  ------  ------     ------
Income before income taxes               $  123  $   18  $  (34)    $  107
                                         ======  ======  ======     ======

Divested operations includes the Fluid Power and Engineered Fasteners divisions which the Company expects to divest in the second half of 1999.

                       EATON CORPORATION
              PRO FORMA BUSINESS SEGMENT INFORMATION
          SUMMARY OF NET SALES, OPERATING SEGMENT PROFIT
         AND RECONCILIATIONS TO INCOME BEFORE INCOME TAXES

                                            YEAR ENDED DECEMBER 31, 1998
                                          --------------------------------
                                                            PRO
                                           HISTORICAL     FORMA        PRO
                                          -------------  ADJUST-     FORMA
(Millions)                                EATON    A-V    MENTS   COMBINED
                                          -----   -----   -----   --------
NET SALES
Automotive Components                    $1,741                     $1,741
Fluid Power & Other Components              681  $2,150  $ (133)a    2,698
Industrial & Commercial Controls          2,145                      2,145
Semiconductor Equipment                     267                        267
Truck Components                          1,478                      1,478
                                         ------  ------  ------     ------
Total ongoing operations                  6,312   2,150    (133)     8,329
Divested operations                         313             133 a      446
                                         ------  ------  ------     ------
Total net sales                          $6,625  $2,150  $    0     $8,775
                                         ======  ======  ======     ======

OPERATING PROFIT
Automotive Components                    $  198                     $  198
Fluid Power & Other Components              117  $  214  $  (10)a
                                                             (8)c
                                                              2 d
                                                              5 e
                                                            (64)j      256
Industrial & Commercial Controls            140                        140
Semiconductor Equipment                    (123)                      (123)
Truck Components                            201                        201
                                         ------  ------  ------     ------
Total ongoing operations                    533     214     (75)       672

Divested operations                          49              10 a       59
Amortization of certain intangible
  assets                                    (67)            (12)f
                                                            (24)g     (103)
Interest expense - net                      (88)    (27)    (99)h
                                                              1 i     (213)
Gain on sales of businesses                  43                         43
Corporate & other - net                      15     (40)     (1)b
                                                             64 j       38
                                         ------  ------  ------     ------
Income before income taxes               $  485  $  147  $ (136)    $  496
                                         ======  ======  ======     ======

Divested operations includes the Fluid Power and Engineered Fasteners divisions which the Company expects to divest in the second half of 1999. See schedule on page 12 for pro forma combined business segment information for each quarterly period in 1998.

The operating results in the above tables include the historical results of A-V and pro forma adjustments to reflect Eaton's acquisition of A-V. The pro forma adjustments are as follows:

a  Reclassify results of VES to divested operations

b Adjust expense for acquired pensions and postretirement benefits other than pensions of A-V to reflect Eaton's current actuarial assumptions

c Depreciate the write-up of acquired property, plant and equipment to estimated fair value over 10 years

d Eliminate amortization of certain costs, principally start-up activities, deferred by A-V

e Eliminate amortization of the excess of cost over net assets acquired related to A-V's acquisitions of businesses in prior years

f Amortize the estimated fair value of acquired identified intangible assets over 25 years

g Amortize the excess of the purchase price of A-V over the estimated fair value of net assets acquired over 40 years

h Record additional interest expense related to $1.623 billion increase in debt to fund the acquisition (assumed interest rate 6.1%)

i Amortize adjustment of acquired long-term debt to reflect Eaton's current interest rates

j Conform business segment operating profit of A-V to Eaton method of calculating operating profit

                       EATON CORPORATION
              PRO FORMA BUSINESS SEGMENT INFORMATION
           SUMMARY OF NET SALES, OPERATING SEGMENT PROFIT
         AND RECONCILIATIONS TO INCOME BEFORE INCOME TAXES

                                                        1998
                                        -------------------------------------
(Millions)                              QTR.4   QTR.3   QTR.2   QTR.1   TOTAL
                                        -----   -----   -----   -----   -----
NET SALES
Automotive Components                  $  451  $  412  $  436  $  442  $1,741
Fluid Power & Other Components            641     646     720     691   2,698
Industrial & Commercial Controls          524     559     553     509   2,145
Semiconductor Equipment                    47      48      93      79     267
Truck Components                          358     368     378     374   1,478
                                       ------  ------  ------  ------  ------
Total ongoing operations                2,021   2,033   2,180   2,095   8,329
Divested operations                       104      96     107     139     446
                                       ------  ------  ------  ------  ------
Total net sales                        $2,125  $2,129  $2,287  $2,234  $8,775
                                       ======  ======  ======  ======  ======

OPERATING PROFIT
Automotive Components                  $   51  $   41  $   54  $   52  $  198
Fluid Power & Other Components             33      56      87      80     256
Industrial & Commercial Controls           28      44      46      22     140
Semiconductor Equipment                   (30)    (71)     (8)    (14)   (123)
Truck Components                           38      50      61      52     201
                                       ------  ------  ------  ------  ------
Total ongoing operations                  120     120     240     192     672

Divested operations                        13      10      18      18      59
Amortization of certain intangible
  assets                                  (28)    (25)    (25)    (25)   (103)
Interest expense - net                    (53)    (53)    (55)    (52)   (213)
Gain on sales of businesses                                        43      43
Corporate & other - net                    15      28       4      (9)     38
                                       ------  ------  ------  ------  ------
Income before income taxes             $   67  $   80  $  182  $  167  $  496
                                       ======  ======  ======  ======  ======

Divested operations includes the Fluid Power and Engineered Fasteners divisions which the Company expects to divest in the second half of 1999.

3)  EATON TO SELL FASTENER BUSINESS TO TRANSTECHNOLOGY FOR $173 MILLION

On July 13, 1999, Eaton and TransTechnology Corporation (NYSE:TT) said they have signed a definitive agreement whereby Eaton will sell its Engineered Fasteners business unit to TransTechnology for $173 million cash. The sale is expected to be completed by September 1, 1999.

Eaton had announced on March 25, 1999, its intent to sell its Engineered Fasteners and Fluid Power Divisions to offset, in part, the cost of the company's acquisition of Aeroquip-Vickers, Inc.

TransTechnology, headquartered in Liberty Corner, New Jersey, is a multinational manufacturer of specialty fasteners and aerospace products with more than 1,750 employees at 12 facilities in the U. S., England, Germany and Brazil. Sales for the fiscal year ended March 31, 1999, were $228 million.

Eaton's Engineered Fastener Division, which employs 650 and had 1998 sales of $94 million, manufactures a wide variety of fastening devices for automotive, business equipment, consumer electronics and home appliance markets. The division has manufacturing facilities in Brunswick and Massillon, Ohio, and Hamilton, Ontario, Canada.

"Eaton's fastener business is made up of an excellent work force and leadership teams," said Chairman Stephen R. Hardis. "TransTechnology and our Fastener Division have similar corporate values, and opportunities are present that will permit this business to continue to grow and prosper. We firmly believe that this transaction is in the ultimate best interest of everyone involved."

Michael J. Berthelot, TransTechnology chief executive officer, said, "The
Eaton Fastener Division and its well-recognized Tinnerman™ line of products will become a major component of TransTechnology. Engineered
Fasteners will combine with TransTechnology's Palnut™ fastener operation in Mountainside, New Jersey, to form its own Engineered
Components Division, which will be headquartered in Brunswick, Ohio, and will coordinate the activities of the three Engineered Fasteners facilities and the Mountainside operation.

"The combining of the Tinnerman and Palnut brand names will offer our diverse customer base a wide selection of fastener solutions and permit us to introduce a number of new products," continued Berthelot. "Our entire organization is excited about the opportunities that this combination will provide to customers and employees alike."

TransTechnology, the seventh largest fastener manufacturer in the United States, is also the largest manufacturer of retaining rings in the world, and a leader in the design and manufacture of heavy-duty hose clamps. The company also manufactures rivets and externally threaded fasteners for the aerospace industry and specialty machined and cold- headed products. TransTechnology's Aerospace Products Group is the world's leading
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                             Page 14

manufacturer of sophisticated lifting and restraining products used on rescue missions by military and civilian helicopters, as well as of rods used to hold aircraft engine cowlings open.

Primary markets for TransTechnology's fastening products include heavy truck, off-road equipment, automobile, marine, civilian and military aircraft and consumer goods ranging from appliances to computers, toys and photographic equipment.

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                             Page 15

                            Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Eaton Corporation
                                       -----------------

                                       /s/ Billie K. Rawot
                                       -----------------------------
                                       Billie K. Rawot
                                       Vice President and Controller
                                       Principal Accounting Officer

Date: July 15, 1999
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